SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[  ]	Confidential, for Use of the
	the Commission Only (as permitted
	by Rule 14c-5(d)(2))

[  ]	Definitive Information Statement

TNT Designs, Inc.
---------------------------------------------------------------------------
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[  ] 	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
	Common Stock

2)	Aggregate number of securities to which transaction applies:	N/A

3)	Per Unit price or other underlying value of
transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which
the filing fee is calculated and state how
it was determined):	N/A

4)	Proposed maximum aggregate value of transaction:		 N/A

5)	Total fee paid:							N/A

[  ]	Fee paid previously with preliminary materials.

[  ]	Check box if any part of the offset as provided by Exchange Act Rule 0-
11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:__________________________________N/A________

2)	Form, Schedule or Registration Statement No.:_________________N/A________

3)	Filing Party:___________________________________________N/A________

4)	Date Filed:____________________________________________N/A________


TNT Designs, Inc,
300 Center Avenue Suite 202
Bay City MI 48708
-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2009
-------------------------------------------------------------------------------

	NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TNT Designs, Inc. ("TNT" or the "Company"), will be held on August 18, 2009 at 10:00 a.m. at 300 Center Ave. Ste. 202, Bay City, MI 48708, for the following purposes:

1.	To elect a Board of two( 2 ) Directors, to serve until their respective successors shall be elected and shall qualify;

2.	To ratify a change in the Company's fiscal year end from September 30 to
December 31.

3.	Subject to proposal 2, to ratify the selection of independent public accountants for the fiscal year ending December 31, 2009;

4.	To consider and ratify a proposal to re-domicile the Company from the state of Delaware to Nevada;

5.	Subject to proposal 4, to ratify an increase the authorized capital stock of the Company from 30,000,000 shares of common stock par value $0.0001 to 500,000,000 shares of which 400,000,000 shares shall be common shares with a par value of $7.00 per share and 100,000,000 shall be preferred shares with a par value of $8.75 per share;

6.	Subject to proposal 4, to change the name of the Company from "TNT
Designs, Inc." to " Trim Holding Group, Inc.".

7.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

	Pursuant to the By-Laws, the Board of Directors has fixed the close of business on July 28, 2009, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

	So far as Management is, at present, aware, no business will come before the Annual Meeting other than the matters as set forth above.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTING NOT TO SEND A PROXY.

Dated:	Bay City, MI
	July 28, 2009
						By Order of the Board of Directors
						/s/ Nitin Amersey
______________________________
						Nitin Amersey, Corporate Secretary


PRELIMINARY INFORMATION STATEMENT

TNT Designs, Inc.
300 Center Avenue Suite 202
Bay City MI 48708

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 18, 2009

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
NOT REQUESTED TO SEND US A PROXY.

	PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of the Corporation for the Fiscal Year ended September 30, 2008, will be held on August 18, 2009 at 10:00 a.m., at the executive offices of Company located at 300 Center Ave. Ste. 202, Bay City, MI 48708.

	Shareholders of Record as of July 28, 2009 will be entitled to receive Notice and vote at the Meeting. It is anticipated that this Information Statement will be first mailed to the Company's stockholders, on or before August 7, 2009 in conjunction with the Company's Annual Report on Form 10-K.
As of the Record Date, there were a total of 2,262,500 shares of the Company's Common Stock outstanding. The Company's 2008 Annual Report to its stockholders on Form 10-K is also enclosed and should be read in conjunction with the materials set forth herein.

	The expenses incidental to the preparation and mailing of this Information Statement are being paid by the Company.

	Abstentions and broker non-notes will be counted towards determining whether a quorum is present.

	The holders of common stock are entitled to elect a majority of the Board of Directors.

	The principal executive offices of the Company are located at 300 Center Avenue, Suite 202, Bay City MI 48708. The telephone number is 989-509-5954.

	This Information Statement contains information related to certain corporate action of TNT Designs, Inc., a Delaware corporation ("TNT" or the "Company"), and is expected to be mailed to shareholders on or about August 7, 2009.



ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?
This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place August 18, 2009, consisting of the election of two (2) members to the Company's Board of Directors; ratification of the Company's independent public accountants; and ratification of the re-domiciling of the Company; ratification of an increase in authorized capital stock and change par value; and ratification of a change in name of the Company to Trim Holding Group, Inc.
WHO IS ENTITLED TO NOTICE?
Each holder of an outstanding share of common stock of record on the close of business on the Record Date, July 28, 2009, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 2,262,500 outstanding shares of common stock have indicated that they will vote in favor of the Proposals. No action by the minority shareholders in connection with the Proposals is required.
WHAT CORPORATE MATTERS WILL THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?
Shareholders holding a majority of the outstanding stock have indicated that they will vote for the following matters:
o FOR the approval of the slate of directors as proposed by the Board of Directors. (see page __).
o FOR the ratification of UHY LLP as the Company's independent auditors for the current fiscal year. (see page __).
o FOR the ratification of the re-domicile of the Company to Nevada. (see page
__).
o FOR the ratification of the increase of authorized capital stock. (see page
__).
o FOR the change in the name of the Company to Trim Holding Group Inc. (see page __).




PROPOSAL 1:	ELECTION OF DIRECTORS

There are currently two members of the Company's Board of Directors. At the Annual Meeting of Stockholders of the Company to be held August 18, 2009, two
(2) directors will be elected to serve for a term of one (1) year or until their successor is elected and qualified.

Set forth below is the age and business experience and background of each of the nominees.
	Our executive officers, directors and director nominees and their ages are as follows:


Name                     Age                        Position

Louis Bertoli            35         Chairman of the Board, President and CEO
Nitin Amersey            57         Director, Corporate Secretary and Treasurer


Set forth below is information relating to the business experience of each of the directors and executive officers of the Company.
Louis Bertoli, age 35, was appointed Chairman Chief Executive Officer and
President in June 2009.   Mr. Bertoli received a degree as a professional
Surveyor in Brescia, Italy and continued his studies in the University of Civil Engineering of Brescia, Italy. Subsequently Mr. Bertoli devoted his full time to the companies held by his family, which focus on the developments of new innovative technologies in the health care industry. Mr. Bertoli has over 5 years of experience in this sector. Mr. Bertoli currently serves as a President & Director of Trim Holding Corporation, a private company, from September 2008 through the current date. He also serves as a director of Gioto & Sons Ltd - UK from September 2006 through the current date. Mr. Bertoli served as a Director of AIRAM LTD - UK from March 2003 until the time of the dissolution in January 2009.

Nitin Amersey age 57, was appointed to the Board and as Corporate Secretary and Treasurer in June 2009. He has over thirty-five years of experience in international trade, marketing and corporate management. Mr. Amersey was elected as a director of Environmental Solutions Worldwide and has served as a member of the board since January 2003. Mr. Amersey was appointed interim Chairman of the Board in May 2004 and subsequently was appointed Chairman of the Board in December 2004. In addition to his service as a board member of Environmental Solutions Worldwide, Mr. Amersey has been Chairman of Scothalls Limited, a private trading firm since 1978. Mr. Amersey has also served as President of Circletex Corp., a financial consulting management firm since 2001 and has served as chairman of Midas Touch Global Media Corp from 2005 to the present. He is also currently the Chairman of Hudson Engineering Industries Pvt. LTD. A private company domiciled in India. From 2003 to 2006 Mr. Amersey was Chairman of RMD Entertainment Group and also served during the same period as chairman of Wide E-Convergence Technology America Corp. He is the manager of Amersey Investment Holdings LLC .. Mr. Amersey is also the owner of Langford
Business Services LLC.   He has served as a Director of Trim Holding
Corporation, a private company, from September 2008 through the current date. Mr. Amersey has a Masters of Business Administration Degree from the University of Rochester, Rochester, N.Y. and a Bachelor of Science in Business from Miami University, Oxford, Ohio. He graduated from Miami University as a member of Phi Beta Kappa and Phi Kappa Phi. Mr. Amersey also holds a Certificate of Director Education from the NACD Corporate Director's Institute.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Amersey Investments, LLC has been engaged to provide consulting services to TNT Designs for the next 2 calendar years for a monthly fee of $5,000.00. Mr. Nitin Amersey is a principal of Amersey Investments. Mr. Amersey also serves as an executive officer and as a director of TNT.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of any class of its equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership, and changes in ownership with the Securities and Exchange Commission (the
"Commission"). Officers, directors, and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all
Section 16(a) forms they file.

The Company believes, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that all filing requirements applicable to its officers, directors, and greater than ten percent stockholders were complied with during 2008.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

To date, during the fiscal year ending December 31, 2009, the Board of Directors met 4 times. Each incumbent director attended all of the Board meetings. Due to the resignations and recent appointment of new directors, the Company presently does not have audit, nominating or compensation committees but intends to appoint committees.

REMUNERATION OF NON-MANAGEMENT DIRECTORS

The Company currently does not have any arrangements for compensation for non-management directors.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that none of the directors standing for election are "independent" as defined by the listing standards of The Nasdaq Stock Market and within the meaning of applicable regulations of the Securities and Exchange Commission.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

	Executive Compensation

The following Summary Compensation Table shows, for the fiscal years ended December 31, the compensation awarded to, earned by or paid to the Company's then executive officer.




SUMMARY COMPENSATION TABLE
Annual Compensation

Name and Principal
Position

Year

Salary
($)


Bonus
($)


Stock
Awards
($) *


Option
Awards
($) *


Non-
Equity
Incentive
Plan
Compen-
sation
($)


Non-
qualified
Deferred
Compen-
sation
($)


All
Other
Compen-
Sation
($)


Total
($)

Anju Tandon,

2008


-



-



-



-



-



-



-



-

President, Treasurer,

2007


-



-



-



-



-



-



-



-

Chairman of the Board

2006


-



-



-



-



-



-



-



-


(1) No officer received any bonus or other compensation.

During the fiscal years ended September 30, 2008 and 2007, TNT made no grants of stock options or freestanding SAR's to any executive officer or director of TNT.

Effective June 2009, Mr. Louis Bertoli was appointed Chief Executive Officer and President and Mr. Nitin Amersey was appointed Corporate Secretary and Treasurer. At the current time neither Messrs Bertoli or Amersey receive any salary nor have they been granted any stock or derivatives as compensation.

Employment Contracts and Termination of Employment and Change-in-Control Agreements.
TNT does not currently have employment contracts or change-in-control agreements with its executive officers.
Stock Options
TNT has not made any derivative grants.

Option Exercises and Holdings

None.

Equity Compensation Plan Information

TNT currently does not have any stock option, stock appreciation or restricted stock plans in place.

Security Ownership of Certain Beneficial Owners. The following table sets forth information known to TNT with respect to the beneficial ownership of its common stock as of July 28, 2009, for (i) all persons known by TNT to own beneficially more than 5% of its outstanding common stock, (ii) TNT's directors, and (iii) TNT's executive officers. Unless otherwise indicated, the address of the beneficial owner is in care of TNT Designs, Inc., 300 Center Avenue, Suite 202, Bay City Michigan 48708.

Title of Class

Name of Beneficial Owner

Shares
Beneficially
Owned


% of
Total(3)

Common Stock

Louis Bertoli (1)


1,990,000



87.9
%


Nitin Amersey (2)


5,000



*


* Less than 1%

(1) Mr. Bertoli is the Chairman of the Board and President and Chief Executive Officer of TNT.

(2) Mr. Amersey is a director and Corporate Secretary and Treasurer of TNT.

(3) Based on 2,262,500 shares outstanding as of July 28, 2009.

(b) Security Ownership of Management. The following information is furnished as of July 28, 2009, as to the number of shares of TNT's Common Stock, $.0001 par value per share owned beneficially by each executive officer and director of TNT and by all executive officers and directors as a group:

Title of Class

Name of Beneficial Owner

Shares
Beneficially
Owned


% of
Total(3)

Common Stock

Louis Bertoli (1)


1,990,000



87.9
%


Nitin Amersey (2)


5,000



*



All Directors as a Group


1,995,000



88.2
%

* Less than 1%

(1) Mr. Bertoli is the Chairman of the Board and President and Chief Executive Officer of TNT.

(2) Mr. Amersey is a director and Corporate Secretary and Treasurer of TNT

(3) Based on 2,262,500 shares outstanding as of July 28, 2009.

PROPOSAL 2:  FISCAL YEAR
The Board of Directors has elected to change the Company's fiscal year end from September 30 to December 31 as it believes that a fiscal year that coincides with the calendar year will allow for easier financial reporting and disclosure.

PROPOSAL 3:	INDEPENDENT AUDITORS

The Board of Directors has selected UHY LLP as the Company's independent auditors for the Fiscal Year ending December 31, 2009. Representatives of UHY LLP are not expected to be present at the Annual Meeting.

CHANGE OF AUDITORS

Effective July 20, 2009, the Registrant (the "Company") dismissed the firm of Li & Company ("Li") who was previously engaged as the Company's principal accountant.

Li's audit report on the Company's consolidated financial statements for the fiscal year ended September 30, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the year ended September 30, 2008 included was modified for an uncertainty relating to the Company's ability to continue as a going concern.

The predecessor principal accountant to Li for the Company was the firm of Raiche Ende Malter & Co LLP ("Raiche"). Raiche issued the audit report for the Company on the Company's consolidated financial statements for the fiscal year ended September 30, 2007. The Raiche report did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the year ended September 30, 2007 included was modified for an uncertainty relating to the Company's ability to continue as a going concern.

The decision to dismiss Li has been approved by the Company's Board of Directors.

During the fiscal year ended September 30, 2008, and the subsequent interim periods through July 20, 2009, there were no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the fiscal year ended September 30, 2007, and through the subsequent interim period through April 23, 2008 there were no disagreements with Raiche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended September 30, 2008 and 2007, and the subsequent interim periods and through the date of dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

The Company has provided Li a copy of the disclosures contained herein prior to the filing of this current report and have requested that Li issue a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree
with the statements made by the Company herein.   Li has agreed with the
disclosures contained in this Form 8-K and a copy of the letter issued to the SEC is included as Exhibit 16.1.

Effective July 21, 2009 the Company upon approval of its Board of Directors elected to retain the firm of UHY LLP ("UHY") as its principal independent accountants. During the Company's two most recent fiscal years and through July 21, 2009, the Company has not consulted with UHY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The following table sets forth the aggregate fees billed to us for fiscal years ended September 30, 2008 and 2007 by Li & Company, LP and Raich Ende Malter & Co. LLP, the Company's independent registered public accounting firms:



2008


2007

Audit Fees (1)

$
9,917


$
14,056

Audit Related Fees (2)


-



648

Tax Fees (3)


-



2,072










Total Fees paid to auditor

$
9,917


$
16,776


(1) Audit fees consist of fees billed for professional services rendered for the audit of TNT's annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Li & Company, LP and Raich Ende Malter & Co. LLP in connection with statutory and regulatory filings or engagements.

(2) Audit-Related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of TNT's consolidated financial statements and are not reported under "Audit Fees".

(3) Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.


PROPOSAL 4: TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA

The Board of Directors has approved and declared advisable a proposal to change the Company's state of incorporation from Delaware to Nevada.

The change in jurisdiction will be effected re-incorporating the Company in the state of Nevada by filing Articles of Conversion . Subject to ratification of proposal 6, the Nevada corporation will be called "Trim Holding Group " ("TRIM"). Additionally upon re-domicile of the Company, upon ratification of proposal 5 the Company's authorized common stock will increase from 30,000,000 shares to 400,000,000 shares and the par value of its common stock will become $7.00 per share and a newly formed class of preferred stock, in one or more series', will be authorized (100,000,000 shares, par value $8.75 per share). Attached to this Information Statement as Exhibit A is the proposed Certificate of Incorporation for the re-domiciled Nevada Company. Attached as Exhibit B to this Information Statement are the proposed Bylaws for the re-domiciled Company.

Upon ratification of proposals 4, 5 and 6, each outstanding share of the Company's common stock will be automatically converted into one share of the common stock of TRIM, the new Nevada corporation. The Company will cease to exist as a Delaware corporation, and TRIM will be the continuing or surviving corporation.

TRIM will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of the Company. There will be no change in the business, properties or management of the Company.

Purpose of the Re-Domicile

The purpose of the re-domicile is to change the state of incorporation and legal domicile of the Company from Delaware to Nevada. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders.

Nevada has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Nevada Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Nevada legislature is sensitive to corporate law issues. Accordingly, the Board of Directors believes that Nevada law would provide greater predictability in the Company's legal affairs.

A discussion of the principal differences between Delaware and Nevada law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by Reincorporation."

"ANTI-TAKEOVER" IMPLICATIONS OF REINCORPORATION

Reincorporation in Nevada may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and result in a transaction that is less favorable to all of the shareholders than a board-approved transaction would have been. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

The proposal to include anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of the Company of any currently proposed takeover or other attempt to acquire control of the Company. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Information Statement, if warranted from time to time in the judgment of the Board of Directors.

The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences described above and may frequently provide all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the reincorporation plan includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts. The Board of Directors believes that adopting these measures will enable the Board of Directors to consider fully any proposed takeover attempt and negotiate terms that maximize the benefit to the Company or its shareholders.

The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed organizational documents outweigh the possible disadvantages. In particular, the Board of Directors believes that enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth, and certainty of the Nevada corporate law, make the proposed reincorporation beneficial to the Company, its management, and its shareholders.

CONVERSION OF THE STOCK

Assuming shareholder approval of this Proposal 4 and Proposals 5 and 6, as soon as the re-domicile becomes effective, each outstanding share of the Company's common stock will automatically convert into one share of common stock of TRIM, and the Company shareholders will automatically become shareholders of TRIM on the following terms:

o the conversion will be on a one-for-one basis;

o each share of the Company common stock that is outstanding at the effective date will become one share of common stock of TRIM; and

STOCK CERTIFICATES

 Shareholders will need to exchange their stock certificates for TRIM stock certificates upon the ratification of Proposals 4, 5 and 6. Shareholders will receive notification from the Company and/or its transfer agent regarding the procedure for exchanging stock certificates upon ratification of the proposals. The issuance of new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

TRANSFERABILITY OF SHARES

Shareholders whose shares of the Company's common stock were freely tradable before re-domicile will own shares of TRIM that are freely tradable after re-domicile. Similarly, any shareholders holding securities with transfer restrictions before reincorporation will hold shares of TRIM that have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold TRIM stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

After reincorporation, TRIM will continue to be a publicly held company, and, like the Company's shares, shares of TRIM will be quoted on the Over the Counter Bulletin Board Market. TRIM will also file with the SEC and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. We strongly urge you to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to the Company shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Code, laws regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

The reincorporation provided for is intended to be a tax-free reorganization under the Code. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company's capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or TRIM. Each former holder of the Company's capital stock will have the same basis in the capital stock of TRIM received by that holder pursuant to the reincorporation as that holder has in the Company's capital stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to TRIM's capital stock will include the period during which that holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation was consummated.

ACCOUNTING TREATMENT

In accordance with generally accepted accounting principles, the Company expects that the redomicile will be accounted for as a reorganization of entities under common control and recorded at historical cost.

REGULATORY APPROVALS

The re-domicile is not expected to be consummated until the Company has obtained all required consents of governmental authorities, including the filing of a Certificate of Conversion with the Secretary of State of the State of Nevada and the filing of a Certificate of dissolution with the Secretary of State of the State of Delaware.

Under Delaware law, the affirmative vote of the holders of at least two-thirds of the shares of the Company common stock outstanding on the record date is required for approval of the reincorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. Ratification of the reincorporation in this Proposal 4, and of Proposals 5 and 6 below will constitute approval of the provisions of TRIM 's certificate of incorporation and by-laws, including the provisions having "anti-takeover" implications, limiting director liability and providing for the indemnification of directors and officers under Nevada law. If the shareholders ratify Proposal 4 but do not ratify any or all of Proposals 5, and 6, the provisions of the Company's certificate of incorporation and by-laws will be revised accordingly.

The Board of Directors intends that the reincorporation be consummated as soon as practicable following the Annual Meeting. Nonetheless, the Board of Directors may elect to abandon or postpone the redomicile of the Company either before or after the shareholders' ratify same, if circumstances arise causing the Board of Directors to deem either such action advisable, except that any amendment that would effect a material change from the organizational document provisions discussed in this Information Statement would require further ratification by the holders of at least two-thirds of the shares of the Company's common stock outstanding.

SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

In general, the Company's corporate affairs are governed at present by the Delaware General Corporation Law (the "Delaware Law") and by the certificate of incorporation filed in Delaware (the "Delaware Certificate") and the by-laws adopted pursuant to Delaware Law (the "Delaware By-laws"). The Delaware Certificate and Delaware By-laws are available for inspection during business hours at the Company's principal executive offices. In addition, copies may be obtained by writing to the Company at TNT Designs, Inc, 300 Center Avenue, Suite 202, Bay City MI 48708, Attention: Corporate Secretary.

Upon effectuating the reincorporation, the Company's business will be continued by, TRIM. Issues of corporate governance and control would be controlled by Nevada corporate law ("Nevada Law"), rather than Delaware Law. The Delaware Certificate and Delaware By-laws will, in effect, be replaced by the certificate of incorporation of TRIM (the "Nevada Certificate") attached to this Information Statement as Exhibit A and the by-laws of TRIM (the "Nevada By-laws"), attached to this Information Statement as Exhibits B and which assume shareholder ratification of Proposals 4 and 5 below. Accordingly, the differences among these documents and between Nevada Law and Delaware Law are relevant. If the shareholders ratify this Proposal 4, reincorporation, but do not ratify any or all of Proposals 5 or 6, the Nevada Certificate and the Nevada By-laws shall be revised accordingly.

Certain differences between Delaware Law and Nevada Law and between the various organizational documents that the Board of Directors, considers to be significant are discussed below. Shareholders are advised that many provisions of Nevada Law and Delaware Law may be subject to differing interpretations, and that those offered in this Information Statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Nevada Law, Delaware Law, case law applicable in Nevada and in Delaware, and the organizational documents of each of the companies. Shareholders are requested to read the following discussion in conjunction with the Nevada Certificate and the Nevada By-laws attached to this Information Statement.

COMPANY NAME

Subject to shareholder ratification of this Proposal 4 and Proposal 6 below, the Company's name will be changed from "TNT Designs, Inc." to "Trim Holding Group, Inc. " For a discussion of the proposal to change the Company's name, see Proposal 6 below.

SHARES OF CAPITAL STOCK

Subject to shareholder ratification of Proposal 5 below, the Company's authorized common stock will increase from 30,000,000 shares, par value $0.0001 per share to 400,000,000 shares, par value $7.00 per share. Additionally, 100,000,000 shares of blank check preferred stock, par value $8.75 will be authorized.

BOARD OF DIRECTORS

Subject to ratification of Proposal 1, there will be no change in the composition of our Board of Directors.

VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.

The Board of Directors of the Company has adopted, ratified and approved the change in the domicile of the Company, the increase of authorized common stock and creation of a class of preferred stock (Propsal 5) and change in the name of the Company to Trim Holding Group, Inc. (Proposal 6), and submits the proposed changes to the shareholders for their approval.

NEVADA ANTI-TAKEOVER PROVISIONS

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law will apply to us upon re-domicile. Section 78.438 of the Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired our shares, unless the transaction is approved by our Board of Directors. The provisions also prohibit us from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of the Company.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes (the Nevada Law) do not provide for dissenter's rights in connection with the proposed restatement of the Articles of Incorporation (Proposals 5 and 6)

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 30,000,000 WITH A PAR VALUE OF $0.0001 TO 400,000,000 WITH A PAR VALUE OF $7.00 AND TO AUTHORIZE A NEW CLASS OF 100,000,000 SHARES OF PREFERRED STOCK WITH A PAR VALUE $8.75.

The Board of Directors has adopted in conjunction with the ratification and approval of agenda item 4, an amendment to our Articles of Incorporation to increase our authorized number of shares of common stock from 30,000,000 to 400,000,000 shares with a change in par value from $0.0001 to $7.00 a share and to authorize a new class of 100,000,000 shares Preferred Stock with par value of $8.75 a share.

BACKGROUND OF PROPOSAL

Under Nevada law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Articles of Incorporation. Our Articles of Incorporation currently authorizes the issuance of up to 30,000,000 shares of common stock. In order to ensure sufficient shares of common stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder ratification, an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 30,000,000 to 400,000,000 with a par values of $7.00 a share and to authorize a new class of 100,000,000 shares or Preferred Stock with a par value of $8.75 a share.

PURPOSE AND EFFECT OF THE AMENDMENT

The principal purpose of the proposed amendment to our Articles of Incorporation is to authorize additional shares of common stock and create a new class of blank check preferred stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of stock, except as may be required by applicable law.

The increase in authorized common stock and the creation of a new class of blank check preferred stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the authorization of a new class of preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock and create a new class of preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

The proposed amendment to our Articles of Incorporation appears as Exhibit A to this Information Statement. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with potential capital raising transactions and our existing equity compensation plans. If approved, this proposal will become effective upon the filing of the Articles of Incorporation with the Secretary of State of Nevada (provided Proposal 4 is ratified).

AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK

An amendment to the Company's articles of organization increasing our authorized Common Stock to 400,000,000 with par a value of $7.00 a share from 30,000,000 shares will enable us to have sufficient shares of Common Stock available for issuance. The principal purpose of the proposed amendment to our Articles of Incorporation is to authorize additional shares of common stock, which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock

There are no present plans to issue any of the newly authorized shares for any purpose, including financing related activity and/or future acquisitions with the exception of raising funds for general working capital purposes as well as to satisfy or restructure our mezzanine debt.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, each new issuance will decrease the existing stockholders' percentage equity ownership and would be dilutive to the existing stockholders unless the issuance is on a pro rata basis to existing shareholders. The Company does not have current plans to issue shares that would not be dilutive on a pro rata basis to the existing shareholders. Examples of a pro rata basis issuance are stock dividends or stock splits.

The newly authorized shares of Common Stock will have the same rights and privileges as the presently authorized shares of our Common Stock. Our Common Stock does not entitle any holder to any dividend or preemption rights.

There can be no assurance as to the amount of consideration the Company would receive from any issuance of additional shares of our Common Stock nor can there be any assurance of what effect, if any, the proposed increase in the authorized shares of our Common Stock and any subsequent issuance will have on the market price of our Common Stock.

Since the number of authorized shares of our Common Stock will be increased to 400,000,000 shares with a par value of $7.00 a share, the issuance in the future of such authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company's management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents.

By unanimous written consent of all Directors, the Board adopted, subject to Stockholder approval, an amendment to the Company's Articles of Incorporation (the "Amendment") to authorize the creation of a class of preferred stock, $8.75 par value (the "Preferred Stock"). The amendment would reserve up to 100,000,000 shares of preferred stock. The Board is requesting stockholder approval of the Amendment.

CREATION OF A CLASS OF PREFERRED STOCK

As a part of this proposal, we are also seeking shareholder ratification to authorize the formation of a class of preferred stock, $8.75 par value and to issue up to 100,000,000 share of preferred stock.
The Board of Directors is seeking authorization subject to limitations prescribed by law to create a class of preferred stock and to provide for the issuance, when and if applicable, of shares of Preferred Stock in series, and by filing a Certificate pursuant to the applicable State law, to establish from time to time, the number of shares to be included in each such series and affix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.
The authority of the Board of Directors with respect to each series of
Preferred Stock shall include, but not be limited to, the right of determine and designate any and all of the following:
*	the number of shares constituting that series and distinctive designation of that series;

*	the dividend rate of the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative right or priority, if any, of payment of dividends on shares of that series;

*	whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

*	whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

*	whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, in the amount per share payable in the case of redemption, which amount may vary under different conditions and at different redemption dates;

*	whether that series shall have a sinking fund for the redemption or purchase of the shares of that series, and, if so, the term and amount of such sinking fund;

*	the rights of the shares of that series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment of shares in that series; and

*	any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividend shall be paid or declared set apart for payment on the Common Stock with respect to the same dividend.
If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

We do not have any present plans to issue any Preferred Stock and it is not possible to state the actual effect of the issuance of any shares of Preferred Stock upon the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of such preferred stock. However, the effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the Common Stock and delaying or preventing a change in control of the Company without further action by the stockholders.

The Board considers it both necessary and advisable to have an authorized class of preferred stock available to (i) allow the Company to act promptly with respect to future financings which may be necessary to sustain its operations;
(ii) to give the Company the ability to act in connection with possible future acquisition opportunities; and (iii) for other corporate purposes approved by the Board. Having authorized preferred shares available for issuance would give the Company greater flexibility and allow shares of Preferred Stock to be issued without the expense or delay of a stockholders' meeting, except as may be required by applicable laws or regulations.

PROPOSAL 6: In conjunction with Proposal 4 the Board of Directors has adopted a resolution wherby the Company's name would be changed from to "TNT Designs, Inc." to Trim Holding Group, Inc". The Board of Directors believes that this change is in the best interests of the Company because the new name better reflects the Company's corporate identity.

PRINCIPAL EFFECTS OF THE NAME CHANGE

Changing our name will not have any effect on our corporate status. In the future, new stock certificates will be issued bearing our new name.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain "forward-looking" statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC's website at http://www.sec.gov

INCORPORATION OF FINANCIAL INFORMATION

We "incorporate by reference" into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our annual report on Form 10-K for period ending September 30, 2008 and our quarterly report on Form 10-Q for the quarterly periods ended December 31, 2008 and March 31, 2009. You may request a copy of these filings at no cost, by writing or telephoning us at the following address:
TNT Designs, Inc.
300 Center Avenue, Suite 202
Bay City MI 48708
Attention:  Nitin Amersey, Corporate Secretary

As we obtained the requisite stockholder vote for the Proposals described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY . This information statement is for informational purposes only. Please read this information statement carefully.

By order of the Board
of Directors,
 							          /s/ Louis Bertoli
Chief Executive
Officer and
Chairman

Dated:	Bay City, Michigan,  July 28, 2009
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